Exhibit 10.1

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


          THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of February 28, 2003, is by and among CH MORTGAGE COMPANY I, LTD., a Texas limited partnership (the "Company"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), and as agent (the "Agent") for the Lenders ("the Lenders") party to the Credit Agreement described below, the Lenders party to the Credit Agreement and COLONIAL BANK, an Alabama corporation (the "New Lender").

Recitals

         A. The Company, the Agent and the Lenders are parties to a Credit Agreement dated as of August 13, 1999, as amended by a First Amendment to Credit Agreement dated as of August 14, 2000, by a Second Amendment to Credit Agreement and Second Amendment to Pledge Agreement dated as of August 10, 2001, by a Third Amendment to Credit Agreement dated as of February 22, 2002, by a Fourth Amendment to Credit Agreement dated as of August 12, 2002, by a Fifth Amendment to Credit Agreement dated as of September 25, 2002, by an Agreement to Increase Commitment Amounts dated as of September 20, 2002 and by a Sixth Amendment to Credit Agreement (the "Sixth Amendment") dated as of October 18, 2002 (as so amended, the "Credit Agreement"), pursuant to which the Lenders provide the Company and certain Co-Borrowers with a revolving mortgage warehousing credit facility.

         B. Pursuant to the Fifth Amendment and the Sixth Amendment, the Aggregate Commitment Amounts were reduced to $190,000,000 effective on and after December 20, 2002.

         C. The Company wishes to add the New Lender as a "Lender" under the Credit Agreement with Commitment in the amount of $25,000,000, for the purpose of increasing the Aggregate Commitment Amounts to $215,000,000.

         D. This Amendment is executed and delivered by the Company, the Agent, the New Lender and the other Lenders for the purposes of, among other things (a) reflecting the Commitment Amount of the New Lender and the New Lender's agreement to be bound by the Credit Agreement and the other Loan Documents, (b) reflecting the Agent's consent to the addition of the New Lender as Lenders party to the Credit Agreement and (c) reflecting that the maximum amount of increases to the Aggregate Commitment Amounts that may be adopted under Section 10.11(d) without the further consent of all of the Lenders has been reduced from $250,000,000 to $200,000,000.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   Article I
                                   ---------
                                  Definitions
                                  -----------

Section 1.01.  Incorporated Definitions.
               -------------------------
     Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.


                                   Article II
                                   ----------
     Concerning the New Lender and Increased Commitment Amounts; Amendments
     ----------------------------------------------------------------------

Section 2.01.  Addition of New Lender.
               -----------------------
     Subject to Article 3 hereof upon and after the Effective Date (defined below), the New Lender hereby assumes, adopts and agrees to become a party, as a Lender, to the Credit Agreement and to each other Loan Document to which the Lenders are parties and for all purposes thereof, with a Commitment Amount as stated in the amended Schedule 5 to the Credit Agreement attached hereto as Exhibit A, and the parties hereto, other than the New Lender, acknowledge and consent to such actions by the New Lender. Upon a nd after the Effective Date, the New Lender shall be a Lender under the Credit Agreement and the other Loan Documents to which the Lenders are parties and shall have all of the rights, privileges and benefits of a Lender under the Credit Agreement and the other Loan Documents, and all of the duties of a Lender thereunder, in each case as if the New Lender had been initially a party to the Credit Agreement. Upon the Effective Date (defined below), the New Lender shall make Loans as calculated by the Agent so that its outstanding Loans are equal to its respective Percentage Share of all Loans outstanding on such date and the Agent shall distribute the proceeds of such Loans to the other Lenders in accordance with their Percentage Share of all Loans outstanding on the Effective Date, in each case after giving effect to this Amendment, but prior to any additional Loans requested by the Company to be made on the Effective Date.

Section 2.02.  Interest and Fees.
               ------------------
     From and after the Effective Date, all interest, all Balances Deficiency Fees and all Facility Fees accrued under the Credit Agreement for the billing period in which the Effective Date falls shall be paid to the Agent as provided in the Credit Agreement, and distributed by the Agent (A) with respect to amounts accrued before the Effective Date, to the Lenders (other than the New Lender) and (B) with respect to amounts accrued on or after the Effective Date, to the New Lender and the other Lenders, in accordance with the terms of the Credit Agreement.

Section 2.03  Copies of Loan Documents.
              -------------------------
     The Agent represents and warrants to the New Lender that the copies of the Loan Documents and the related agreements, certificates, and opinion letters, if any, previously delivered by the Agent to the New Lender are true and correct copies of the Loan Documents and related agreements, certificates, and opinion letters executed by and/or delivered in connection with the closing of the credit facilities contemplated by the Credit Agreement, other than the letter agreement described in Section 2.05(c) of the Credit Agreement.

Section 2.04.  No Representation or Warranty by NewLender.
               -------------------------------------------
     The New Lender agrees and acknowledges that (a) neither any other Lender nor the Agent make any representation or warranty and assume no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, or the performance or observance by any Borrower or any other Person of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

Section 2.05.  No  Reliance  By New  Lender.
               --------------------------
     The New Lender (a) confirms to each other Lender and the Agent that it has received a copy of the Loan Documents together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (b) acknowledges that it has, independently and without reliance upon the Agent or any other Lender and instead in reliance upon its own review of such documents and information as the New Lender deems appropriate, made its own credit analysis and decision to enter into this Amendment and the Loan Documents and agrees that it will,independently and without reliance upon the Agent or any other Lender, and based on such documents and information as the New Lender shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Loan Documents.

Section 2.06.  Accordion Feature.
               ------------------
     Section 10.11(d) of the Credit Agreement is amended by deleting the clause "$250,000,000" as it appears therein and by substituting in lieu thereof the clause "$200,000,000".

Section 2.07.  Schedule of Commitment Amounts.
               -------------------------------
     Schedule 5 of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit A hereto.


                                  Article III
                                  -----------
                              Conditions Precedent
                              --------------------

Section 3.01.  Delivery of Documents.
               ----------------------
     This Amendment shall become effective onFebruary 28, 2003 (the "Effective Date"), provided the Agent shall have received at least nine (9) counterparts of this Amendment, duly executed by the Company, the New Lender and the other Lenders, and the following conditions are satisfied:

        (a) a new Note payable to the New Lender substantially in the form Exhibit B hereto, in the amount of the New Lender's Commitment Amount (the "New Note"), duly executed by the Company;

        (b) a certificate of the Secretary or Assistant Secretary of the General Partner certifying as to (i) resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and the New Note and any and all other documents to be executed and delivered by the Company in connection with this Amendment (collectively, the "Amendment Documents"),(ii) the officers of the General Partner authorized to sign the Amendment Documents, and (iii) specimen signatures of the officers so authorized;

        (c) Pursuant to Section 10.02 of the Credit Agreement, the Agent, on behalf of each Lender executing this Amendment (including the New Lender), shall have received an amendment fee from the Company in the amount of $1,500 for each Lender (including the New Lender) executing this Amendment;



        (d) such other documents as the Agent or Lender may reasonably request; and

        (e) payment of the fees specified in Section 2.07 to the parties entitled thereto.

                                   Article IV
                                   ----------
                                     General
                                     -------

        Section 4.01.The Company, the Agent,and each Lender party hereto acknow-ledge that, as amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect with respect to the Company and the Lenders, and that each reference to the Credit Agreement or the Loan Documents shall refer to the Credit Agreement, amended hereby. The Company confirms and acknowledges that it will continue to comply with the covenants set out in the Credit Agreement and the other Loan Documents, as amended hereby, and that its representations and warranties set out in the Credit Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date of this Amendment. The Company represents and warrants that (i) the execution, delivery and performance of this Amendment is within its organizational powers and has been duly authorized by all necessary organizational action; (ii) this Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity) and (iii) no Events of Default or Defaults exist.

        Section 4.02. The Company agrees to reimburse the Agent upon demand for all reasonable expenses (including reasonable attorneys fees and legal expenses) incurred by the Agent in the preparation, negotiation and execution of the Amendment Documents, and to pay and save the Lenders harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Company shall survive any termination of the Credit Agreement.

        Section 4.03. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

        Section 4.04. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        Section 4.05. This Amendment shall be governed by, and construed in accordance with, the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

        Section 4.06. This Amendment shall be binding upon the Company, the Lenders, the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Agent and the successors and assigns of the Lenders and the Agent.

          [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first above written.

                                           CH MORTGAGE COMPANY I, LTD.
                                           By: CH Mortgage Company GP, Inc.,
                                               its General Partner


                                           By: /s/ Mark C. Winter
                                             -----------------------
                                           Name: Mark C. Winters
                                           Title: CFO/VP



STATE OF TEXAS

COUNTY OF TRAVIS

On this the 17th day of February, 2003, personally appeared Mark C. Winter, as CFO/VP of CH Mortgage Company, GP, Inc., a Delaware corporation, as general partner of CH Mortgage Company I, Ltd., a Texas limited partnership (the "Borrower"), and before me executed this Seventh Amendment to Credit Agreement, on behalf of the Borrower.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                   Signature of Notary Public, State of /s/ Melody A. Hanson


                   (Print, Type or Stamp Commissioned Name of Notary Public)
                    Personally known_____; OR Produced Identification

                    Type of ID produced



                                        NOTARIAL SEAL)

                                             U.S. BANK NATIONAL ASSOCIATION,
                                             as Agent and Lender


                                             By: /s/ Kathleen M. Connor
                                                 -----------------------
                                             Name:  Kathleen M. Connor
                                             Title: Vice President

                                             NATIONAL CITY BANK OF KENTUCKY


                                             By:  /s/ Gary Sieveking
                                                -----------------------
                                             Name:  Gary Sievek
                                             Title: Senior Vice President

                                              JPMORGAN CHASE BANK


                                              By:  /s/ Cynthia E. Crites
                                                 ------------------------
                                              Name:  Cynthia E. Crites
                                              Title: Senior Vice President

                                               COMERICA BANK


                                               By:   /s/ Robert W. Marr
                                                   ------------------------
                                               Name:  Robert W. Marr
                                               Title: Vice President

                                              COLONIAL BANK


                                              By:   /s/ Amy J. Nunneley
                                                 -------------------------
                                              Name:  Amy J. Nuknneley
                                              Title: Senior Vice President




STATE OF Alabama

COUNTY OF Jefferson

On this the 26th day of February, 2003, personally appeared Amy Nunneley, as Senior Vice President of Colonial Bank, an Alabama corporation (the "Bank"), and before me executed this Seventh Amendment to Credit Agreement, on behalf of the Bank.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                              /s/ Terence J. Bayant
                              ---------------------
                              Signature of Notary Public, State of Alabama


                       -------------------------------------------------------
                      (Print, Type or Stamp Commissioned Name of Notary Public) Personally known X ; OR Produced Identification
                                       ----                             -----

                      Type of ID produced
                                           -------------------



                                  (NOTARIAL SEAL)

                                       A-1
                                                                    EXHIBIT A TO
                                           SEVENTH AMENDMENT TO CREDIT AGREEMENT

                                                                   Schedule 5 to
                                                                Credit Agreement


                    COMMITMENT AMOUNTS AND PERCENTAGE SHARES


                                                               Commitment     Percentage
                                                                 Amount         Share
                                                                 ------         -----
 U.S. Bank National Association .............................   $80,000,000       37.21%
 National City Bank of Kentucky .............................   $25,000,000       11.63%
 Comerica Bank ..............................................   $30,000,000       13.95%
 Colonial Bank ..............................................   $25,000,000       11.63%
 JPMorgan Chase Bank ........................................   $55,000,000       25.58%
                                                                -----------    ---------

 Total ......................................................   $215,000,000     100.00%

                                       B-1
                                                                    EXHIBIT B TO
                                                               SEVENTH AMENDMENT
                                                             TO CREDIT AGREEMENT


PROMISSORY NOTE                                           Minneapolis, Minnesota
$25,000,000                                                    February 28, 2003

     FOR VALUE RECEIVED, CH MORTGAGE COMPANY I, LTD., a Texas limited partnership (the "Company"), and each "Co-Borrower" from time to time party to the Credit Agreement described below (to the extent provided therein), hereby promise to pay to the order of COLONIAL BANK (the "Lender") at the main office of the Agent (as such term and each other capitalized term used herein are defined in the Credit Agreement hereinafter referred to) in Minneapolis, Minnesota, in lawful money of the United States of America in immediately available funds, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) or the aggregate unpaid principal amount of all Loans made by the Lender pursuant to the Credit Agreement described below, whichever is less, and to pay interest in like funds from the date hereof on the unpaid balance thereof at the rates per annum and at such times as are specified in the Credit Agreement. Interest (computed on the basis of actual days elapsed and a year of 360 days) shall be payable at said office at the times specified in the Credit Agreement.

     Principal hereof shall be payable in the amounts and at the times set forth in the Credit Agreement.

     This note is one of the Notes referred to in the Credit Agreement dated as of August 13, 1999, between the Borrower, the "Co-Borrowers" (as defined therein), if any, party thereto, the Lender, the other lenders party thereto and U.S. Bank National Association, as Agent (as the same has been and may hereafter be amended, modified or restated from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Credit Agreement. This note is subject to certain mandatory and voluntary prepayments and its maturity is subject to acceleration, in each case upon the terms provided in the Credit Agreement.

     The Borrowers hereby waive diligence, presentment, demand, protest, and notice (except such notice as is required under the Loan Documents) of any kind whatsoever. The nonexercise by the Lender of any of its rights hereunder or under the other Loan Documents in any particular instance shall not constitute a waiver thereof in any subsequent instance.

     The Borrowers reserve the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty in accordance with the terms of the Credit Agreement.

     This note is entitled to the benefit of the Pledge and Security Agreement and the other Loan Documents.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

                                     CH MORTGAGE COMPANY I, LTD.

                                     By:  CH Mortgage Company GP, Inc.,
                                          its General Partner


                                     By _________________________________
                                     Its__________________________________


STATE OF ___________

COUNTY OF __________

On this the ____ day of ___________, 2003, personally appeared ________________, as ___________________________ of CH Mortgage Company, GP, Inc., a Delaware corporation, as general partner of CH Mortgage Company I, Ltd., a Texas limited partnership (the "Borrower"), and before me executed this Promissory Note, on behalf of the Borrower.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                              Signature of Notary Public, State of


                       (Print, Type or Stamp Commissioned Name of Notary Public) Personally known_____; OR Produced Identification

                       Type of ID produced
                                           -------------------------------------

                                   (NOTARIAL SEAL)



Seventh Amendment to CA v4.doc           B-2